                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Capstone Capital Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                   (CAPSTONE CAPITAL CORPORATION LETTERHEAD)

                               IMPORTANT REMINDER
                                 TIME IS SHORT
                               PLEASE VOTE TODAY

                                                              September 24, 1998

Dear Stockholder:

     We have previously mailed to you proxy materials relating to the Special Meeting of Stockholders of Capstone Capital Corporation to be held on Wednesday, October 14, 1998.

     According to our latest records, we have yet to receive your proxy card for this important meeting. Regardless of the number of shares you own, it is important that they are represented and voted at the meeting. If you have not already mailed your proxy card, please take a moment to sign, date and mail the enclosed duplicate proxy card promptly in the return envelope provided for your convenience. FAILURE TO VOTE YOUR PROXY IS EQUIVALENT TO A VOTE AGAINST THE MERGER.

     For the reasons set forth in the Joint Proxy Statement-Prospectus dated August 24, 1998, your Board of Directors unanimously recommends that you vote "FOR" the proposal to approve the Merger.

     Thank you for your cooperation and continued support.


                                             Sincerely,

                                             /s/ Richard M. Scrushy
                                             ----------------------
                                             Richard M. Scrushy
                                             Chairman


PLEASE VOTE TODAY BY SIGNING, DATING AND MAILING THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT.

                                                                        APPENDIX


                          CAPSTONE CAPITAL CORPORATION
                        SPECIAL MEETING OF STOCKHOLDERS
                                OCTOBER 14, 1998

                                     PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          CAPSTONE CAPITAL CORPORATION

    The undersigned holder of Common Stock, $.001 par value per share, of Capstone Capital Corporation, a Maryland corporation ("Capstone"), hereby appoints Richard M. Scrushy and John W. McRoberts as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of the Stockholders of Capstone to be held at the Sheraton Perimeter Park South Hotel, The Ballroom, 8 Perimeter Park Drive, Birmingham, Alabama, on Wednesday, October 14, 1998 at 3:00 p.m., and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

    The votes entitled to be cast by the undersigned will be cast as instructed below. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" the proposal as described in the Proxy Statement and in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

    1. Approval of the merger contemplated by the Plan and Agreement of Merger, dated as of June 8, 1998 (attached as Annex A to the Joint Proxy Statement-Prospectus that has been transmitted in connection with the Special Meeting), among Capstone, Healthcare Realty Trust Incorporated, a Maryland corporation ("Healthcare Realty"), and HR Acquisition I Corporation, a newly formed Delaware corporation and wholly owned subsidiary of Healthcare Realty, all as described in the Joint Proxy Statement-Prospectus.

        FOR  [ ]                AGAINST  [ ]                ABSTAIN  [ ]

    2. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

                                                Dated:
                                                                          , 1998
                                                --------------------------

                                                --------------------------------
                                                Signature

                                                --------------------------------
                                                Signature if held jointly

                                                Important: Please sign exactly
                                                as your name or names appear on
                                                this proxy and mail promptly in
                                                the enclosed envelope. Joint
                                                owners should each sign
                                                personally. If you sign as agent
                                                or in any other capacity, please
                                                give the full title of the
                                                capacity in which you sign under
                                                the signatures.

                          CAPSTONE CAPITAL CORPORATION
                        SPECIAL MEETING OF STOCKHOLDERS
                                OCTOBER 14, 1998

                                     PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          CAPSTONE CAPITAL CORPORATION

    The undersigned holder of 8 7/8% Series A Cumulative Preferred Stock, $.001 par value per share, of Capstone Capital Corporation, a Maryland corporation ("Capstone"), hereby appoints Richard M. Scrushy and John W. McRoberts as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of the Stockholders of Capstone to be held at the Sheraton Perimeter Park South Hotel, The Ballroom, 8 Perimeter Park Drive, Birmingham, Alabama, on Wednesday, October 14, 1998 at 3:00 p.m., and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

    The votes entitled to be cast by the undersigned will be cast as instructed below. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" the proposal as described in the Proxy Statement and in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

    1. Approval of the merger contemplated by the Plan and Agreement of Merger, dated as of June 8, 1998 (attached as Annex A to the Joint Proxy Statement-Prospectus that has been transmitted in connection with the Special Meeting), among Capstone, Healthcare Realty Trust Incorporated, a Maryland corporation ("Healthcare Realty"), and HR Acquisition I Corporation, a newly formed Delaware corporation and wholly owned subsidiary of Healthcare Realty, all as described in the Joint Proxy Statement-Prospectus.

        FOR  [ ]                AGAINST  [ ]                ABSTAIN  [ ]

    2. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

                                                Dated:
                                                                          , 1998
                                                -------------------------

                                                --------------------------------
                                                Signature

                                                --------------------------------
                                                Signature if held jointly

                                                Important: Please sign exactly
                                                as your name or names appear on
                                                this proxy and mail promptly in
                                                the enclosed envelope. Joint
                                                owners should each sign
                                                personally. If you sign as agent
                                                or in any other capacity, please
                                                give the full title of the
                                                capacity in which you sign under
                                                the signatures.